Statement of Additional Information (SAI) Supplement American Century ETF Trust
Supplement dated March 25, 2023 ■ Statement of Additional Information dated March 14, 2023

The changes below will be effective as of March 31, 2023.

The entries for Steven Rossi on pages 48 and 51 are deleted.

The following entry is added for Yulin Long in the Accounts Managed table on page 48 of the SAI:

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Yulin Long[1]	Number of Accounts	9	0	0
	Assets	$7.3 billion[2]	$0	$0
1 Information provided as of March 20, 2023.
2 Includes $8.2 million in American Century Low Volatility ETF.

The following entry is added in the Ownership of Securities table on page 51 of the SAI:

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
American Century Low Volatility ETF
Yulin Long[1]	A
1 Information provided as of March 20, 2023.

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000;
F – $500,001-$1,000,000; G – More than $1,000,000.

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